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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934





                        Date of Report: January 19, 2000
                          ----------------------------

                        (Date of earliest event reported)





                       NISSAN AUTO RECEIVABLES CORPORATION
             on behalf of Nissan Auto Receivables 2000-A Owner Trust
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




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
          DELAWARE                         333-82763                           33-0479655

(State or Other Jurisdiction of      (Commission File Number)      (I.R.S. Employer Identification No.)
       Incorporation)
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                               990 W. 190TH STREET
                           TORRANCE, CALIFORNIA 90502

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 719-8013



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ITEM 5. OTHER EVENTS

                  Attached as Exhibit 99.1 to this Current Report is certain material (a Collateral and Structural Term Sheet) circulated by Chase Securities Inc., J.P. Morgan & Co. and Merrill Lynch & Co. in connection with the Registrant's offering of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, and the Class A-4 Notes (collectively, the "Notes"). The Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus") which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offering of the Notes has been registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-82763) (the "Registration Statement"). This Collateral and Structural Term Sheet will be incorporated by reference in the Registration Statement.

                  Any statement or information contained in the Collateral and Structural Term Sheet may be modified or superseded by subsequent similar materials or by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit

Exhibit 99.1 Collateral and Structural Term Sheet.



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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            NISSAN AUTO RECEIVABLES CORPORATION


                                            By:  /s/ Yoichiro Nagashima
                                                --------------------------------
                                                Name:  Yoichiro Nagashima
                                                Title: President, Chairman of
                                                       the Board and Director


Date: January 19, 2000


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                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

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
Exhibit No.                         Description
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
99.1                                Collateral and Structural Term Sheet
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